SCHEDULE 14A
                             (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. [ ])

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e) (2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material under Rule 14a-12

                          The Goldfield Corporation
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box)
     [X]  No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction
          applies:/     /

     (2)  Aggregate number of securities to which transaction applies:
          /             /

     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it
          was determined):/     /

     (4)  Proposed maximum aggregate value of transaction:/      /

     (5)  Total fee paid:/      /

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:/       /

     (2)  Form, Schedule or Registration Statement No.:/      /

     (3)  Filing Party:/        /

     (4)  Date Filed:/        /



                        The Goldfield Corporation

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON MAY 23, 2000


     To Our Stockholders:

     Notice is hereby given that the Annual Meeting of the Stockholders of The Goldfield Corporation has been called and will be held at the Hilton Melbourne Airport, 200 Rialto Place, Venezia Room, Melbourne, Florida 32901, on May 23, 2000 at 9:00 a.m. for the following purposes:

     1. The election of five directors to the Company's Board of Directors.

     2. The ratification of the appointment of KPMG LLP as independent certified public accountants for the fiscal year ending December 31, 2000.

     3. The transaction of such other business as may lawfully come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 13, 2000 will be entitled to vote at the meeting. The transfer books of the Company will not be closed.



                         By Order of the Board of Directors


                         DWIGHT W. SEVERS
                         Secretary

     Melbourne, Florida
     April 20, 2000

     If you are unable to attend the meeting in person, you are requested by the Board of Directors of the Company to date, sign, and return the enclosed proxy in the enclosed envelope. No postage is necessary if mailed in the United States. In the event you later decide to attend the meeting, you may, if you desire, revoke your proxy and vote your shares in person.


                          The Goldfield Corporation
                         100 Rialto Place, Suite 500
                           Melbourne, Florida 32901
                               (321) 724-1700

                               PROXY STATEMENT

                     ANNUAL MEETING OF STOCKHOLDERS
                                 May 23, 2000


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Goldfield Corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company, to be held on May 23, 2000 at 9:00 a.m. and at any and all adjournments thereof. The meeting will be held for the purposes set forth in the notice and in this proxy statement. This proxy statement and the accompanying annual report are being mailed to stockholders on April 20, 2000.


        RECORD DATE, SHAREHOLDERS ENTITLED TO VOTE AND REQUIRED VOTE

     The stock transfer books will not be closed. As of March 8, 2000 the Company had outstanding 26,854,748 shares of common stock, par value $.10 per share (the "Common Stock"), and 339,407 shares of Series A 7% Voting Cumulative Convertible Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"). Each outstanding share of Common Stock and Series A Preferred Stock is entitled to one vote. Only holders of record of outstanding shares of the Company at the close of business on April 13, 2000 will be entitled to vote at the Annual Meeting of Stockholders on May 23, 2000.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is necessary for approval of the proposal with respect to the selection of auditors. The election of directors requires a plurality vote.

     Each stockholder entitled to vote at the meeting has the right to vote his shares cumulatively for the election of directors; that is, each stockholder will be entitled to cast as many votes as there are directors to be elected multiplied by the number of shares of Common Stock and Series A Preferred Stock registered in his name on the record date, and to cast all such votes for one candidate or to distribute such votes among the nominees for the office of director in accordance with his choice. A stockholder who wishes to vote by proxy and exercise his cumulative voting rights should advise the Board of Directors in writing how he wishes to have his votes distributed among the nominees for directors. Such written instructions should accompany the proxy card or cards to which they relate.

     Holders of the Series A Preferred Stock are entitled to the same voting rights as holders of the Common Stock. In addition, they have certain voting rights not held by holders of the Common Stock, such as controlling voting rights with respect to certain mergers, sales and amendments to the Company's Certificate of Incorporation. Although not so intended, such voting rights might be considered as having the effect of discouraging an attempt by another person or entity to effect a takeover or otherwise gain control of the Company.

                 SOLICITATION, REVOCATION AND VOTING OF PROXIES

     This solicitation is made on behalf of the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company, and the Company will reimburse all bankers, brokers and other custodians, nominees and fiduciaries for forwarding proxies and proxy materials to the beneficial owners of the shares. In addition to solicitation by mail, solicitation of proxies may be made personally or by telephone or other means by regular employees of the Company. Morrow & Co., Inc., 445 Park Avenue, 5th Floor, New York, New York 10022, has been retained to assist in the solicitation of proxies at a cost not to exceed $7,000 plus out-of-pocket expenses.

     You are requested to sign and complete the accompanying proxy and return it in the enclosed envelope. If the proxies are signed with a preference indicated, the proxies will be voted accordingly. If no directive is given with respect to each proposal, the proxies will be voted (1) FOR the election of the nominees for directors named herein; and (2) FOR the ratification of the appointment of KPMG LLP as independent certified public accountants for the year 2000.

     The proxy may be revoked by the stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. The proxy shall be suspended if the stockholder shall be present at the meeting and elects to vote in person.

     At the date hereof, management of the Company has no knowledge of any business other than that described in the notice for the meeting which will be presented for consideration at such meeting. If any other business should come before such meeting, the persons appointed by the enclosed form of proxy shall have discretionary authority to vote such proxies as they shall decide.


                                   ITEM 1.
                           ELECTION OF DIRECTORS

     It is intended that the shares represented by the accompanying proxy will be voted, if not otherwise indicated by the stockholder, for the election of each of the five nominees for director listed below (each of whom is at present a director of the Company) to serve for one year or until a successor is elected.

     Information About Nominees
     Reference is made to the information set forth below as to the stock ownership of the nominees. The following table sets forth with respect to each nominee the office presently held by him with the Company, or his principal occupation if not employed by the Company, the year in which he first became a director of the Company and his age.

                          Principal Occupation            Director
  Name                   For The Last Five Years           Since      Age (1)

  Harvey C. Eads, Jr.   City Manager of Coral Gables,      1999          54
                        Florida since May 1988.

  John P. Fazzini       Real Estate Developer;             1984          55
                        President of Bountiful Lands,
                        Inc. (real estate development
                        corporation) since 1980.

  Danforth E. Leitner   Real Estate Broker; Real Estate    1985          59
                        Appraiser; President of The
                        Leitner Company (real estate
                        brokerage and appraisal
                        corporation) since 1984.

  Dwight W. Severs      City Attorney for City of          1998          56
                        Titusville, Florida since
                        September 1971 (full time
                        since January 1999); Principal
                        for the firm of Dwight W.
                        Severs & Associates, P.A. since
                        March 1998; a member of the law firm
                        of Severs, Stadler & Harris, P.A.
                        between January 1995 and March 1998
                        and a member of the law firm of
                        Holland, Starling, Severs, Stadler
                        & Friedland, P.A. from 1968 to
                        December 1994.

  John H. Sottile       Chairman of the Board of           1983          52
                        Directors of the Company
                        since May 1998; President
                        of the Company since 1983
                        and Chief Executive Officer
                        of the Company since 1985.
  _________________
  (1) As of December 31, 1999.

     If any of the foregoing nominees should withdraw or otherwise become unavailable, which the Board of Directors does not presently anticipate, it is intended that proxies will be cast for such person or persons as the Board of Directors may designate in place of such nominee or nominees.

     Directors who are also employees of the Company are not paid any fees or other remuneration for service on the Board or on any Board committee. During 1999, each non-employee director received an annual fee of $12,000, payable $1,000 per month.

     Committees and Meetings of the Board of Directors
     During 1999, the Board of Directors met five times. The Board of Directors has, among others, the following committees: an Audit Committee, a Compensation Committee, a Nominating Committee and a Stock Option Committee.

     The Audit Committee, which monitors the activities of the Company's independent accountants and its accounting department and reports on such activities to the full Board of Directors, consists of Dwight
     W. Severs, Danforth E. Leitner and John P. Fazzini. During 1999, the Audit Committee held one meeting.

     The Compensation Committee reviews the compensation of the executive officers of the Company and makes recommendations to the Board of Directors regarding such compensation. The members of the Compensation Committee are Dwight W. Severs and John P. Fazzini.
     The Compensation Committee held one meeting during 1999.

     The Nominating Committee recommends qualified candidates for election to the Board of Directors of the Company, including the slate of directors which the Board of Directors proposes for election by stockholders at the Annual Meeting. The Nominating Committee consists of John H. Sottile, John P. Fazzini and Danforth
     E. Leitner. During 1999, the Nominating Committee held one meeting.

     The Nominating Committee is not precluded from considering written recommendations for nominees from stockholders. Such recommendations for the 2001 election of directors, together with a description of the proposed nominee's qualifications and other relevant biographical information, should be sent to the Secretary of the Company prior to December 22, 2000.

     The Stock Option Committee administers The Goldfield Corporation 1998 Executive Long-term Incentive Plan (the "Plan"). The Stock Option Committee has complete discretion in determining the number of shares subject to options granted to an employee eligible under the Plan and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such options. The Stock Option Committee consists of John P. Fazzini, Dwight W. Severs and Danforth E. Leitner. During 1999, the Stock Option Committee held one meeting.

     During 1999, no incumbent director attended fewer than 100% of the total number of meetings of the Board of Directors and all Committees of the Board that he was eligible to attend.

     The Board of Directors unanimously recommends a vote "FOR" the re-election of John H. Sottile, John P. Fazzini, Danforth E.
     Leitner, Dwight W. Severs and Harvey C. Eads, Jr.


                                    ITEM 2.
                 RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     The Board of Directors of the Company has appointed the firm of KPMG LLP as its independent certified public accountants for the year ending December 31, 2000, subject to the appointment being ratified by the Company's stockholders. KPMG LLP (including a predecessor firm, W. O. Daley & Company) has been serving the Company and its subsidiaries for the past thirty-seven years.

     A representative of KPMG LLP is expected to be present at this year's Annual Meeting of Stockholders, at which time he will be given an opportunity to make a statement and is expected to be available to respond to appropriate questions. The appointment of KPMG LLP was made upon the recommendation of the Audit Committee, a majority of which is composed of independent directors who are not officers or otherwise employed by the Company. If the stockholders do not ratify the selection of KPMG LLP, the selection of independent certified public accountants will be reconsidered by the Board of Directors of the Company.

     The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of KPMG LLP as independent certified public accountants of the Company.




                  OWNERSHIP OF VOTING SECURITIES BY CERTAIN
                      BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 8, 2000, certain stock ownership information regarding all shareholders known by the Company to be the beneficial owners of 5% or more of the outstanding shares of Common Stock and Series A Preferred Stock of the Company and executive officers and directors of the Company.

                     Amount Beneficially Owned (1)
                                Common
                              Obtainable
                                 Upon
                              Conversion           Percent of Class   Percent
                                  of     Series A       (2)          of Voting
   Beneficial        Common    Preferred Preferred Common Series A  Securities
     Owners          (3)(7)       (4)              (1)(7) Preferred     (5)

(a) Holders
    of more
    than 5%
    (other
    than
    Directors):

Anthony J. Ford(6)
33 Van Ripper Street
Staten Island,
NY 10302            1,512,600                       5.63%                5.63%

Suzanne S. Guanci
1130 Placetas Avenue
Coral Gables,
FL 33134                        33,043    28,860             8.50%       0.12%

Linda Lonergan
1202 Pawnee Terrace
Indian Harbour Beach,
FL 32937                       103,044    90,000            26.52%       0.38%

Mary H. Leitner
2344 Brookside Drive
Indialantic,
FL 32903               49,130   21,188    18,506   0.18%    5.45%        0.26%

(b) Directors and
     Executive
     Officers:

Harvey C. Eads, Jr.     1,000

John P. Fazzini           100

Patrick S. Freeman     41,867

Robert L. Jones       141,667

Danforth E. Leitner       600

Dwight W. Severs        2,000

John H. Sottile       661,287    225,360   196,833    2.45%    57.99%   3.26%

Stephen R. Wherry      51,667

(c) All Officers and
     Directors as a
     group (8 in
     number):         900,188    225,360   196,833    3.34%    57.99%   4.14%
___________________
   (1) Includes holdings of spouses, minor children, relatives and spouses of relatives living in the same household, even if beneficial ownership is disclaimed.
   (2) All percentages have been determined as of March 8, 2000 in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.
       For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock
       which such person has the right to acquire within 60 days after
       March 8, 2000.
   (3) Excludes shares of Common Stock obtainable upon conversion of Series A
       Preferred Stock.
   (4) Each share of Series A Preferred Stock is currently convertible into
       1.144929 shares of Common Stock.
   (5) In accordance with the rules of the Securities and Exchange Commission
       (the "SEC"), the percentage shown opposite the name of each person or group has been computed assuming the conversion of any Series A
       Preferred Stock and the exercise of any options held by such person or group but that no conversions or exercises by others have occurred.
   (6) Information as to shares beneficially owned by Mr. Ford is based solely on information contained in Form 13-D as filed with the SEC on
       December 6, 1997.
   (7) Includes shares of Common Stock which may be acquired upon exercise of stock options that vest within 60 days after March 8, 2000.  These options were granted under the Company's 1998 Executive Long-term
       Incentive Plan as follows: Patrick S. Freeman - 41,667; Robert L.
       Jones - 41,667; John H. Sottile - 125,000; Stephen R. Wherry - 41,667;
       and all Officers and Directors as a Group - 250,001.

     Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") and The American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and Series A Preferred Stock of the Company. Copies of all such reports filed with the SEC are required to be furnished to the Company. Based solely on the Company's review of the copies of such reports it has received, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the year ended December 31, 1999.


                           EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the cash compensation for the Company's Chief Executive Officer and executive officers, including two executive officers of subsidiaries, whose compensation exceeded $100,000 during the years ended December 31, 1999, 1998 and 1997. The information provided under the heading "Executive Compensation" is that required by "small business issuers" as defined by the rules of the SEC.

                           Summary Compensation Table
                                                                    Long-term
                                                                   Compensation
                                      Annual Compensation             Awards
    Name and                                         All Other    Stock Options
    Principal                  Salary      Bonus   Compensation    (in shares)
    Position           Year    ($)(1)      ($)(1)     ($)(2)            (3)

John H. Sottile        1999    369,556          -     4,800           375,000
Chairman, President    1998    361,252          -     4,800                 -
 and Chief Executive   1997    356,307          -     4,750                 -
 Officer

Patrick S. Freeman     1999    112,500     18,000     3,375           125,000
President of mining    1998*   116,827          -     3,505                 -
 subsidiaries          1997    112,500     15,000     3,825                 -

Robert L. Jones        1999    105,000    266,042     4,800           125,000
President of           1998    104,827    110,000     4,800                 -
 electrical            1997     90,000     84,352     3,476                 -
 construction
 subsidiary

Stephen R. Wherry      1999    108,750     24,000     3,787           125,000
Vice President,        1998    100,250     17,500     3,008                 -
 Treasurer and Chief   1997     93,250     22,500     3,473                 -
 Financial Officer
_________________
(1) Amounts reported represent compensation earned for the year, some of which may have been paid in a subsequent year.
(2) All Other Compensation for 1999, 1998 and 1997 includes Company contributions to the Company's Cash Deferred Profit-Sharing Plan.
(3) All stock option awards were made pursuant to The Goldfield Corporation
    1998 Executive Long-term Incentive Plan.
*   Mr. Freeman's 1998 annual salary included 27 bi-weekly pay periods, while 1999 and 1997 included 26 such periods.

     The persons named in the foregoing table, together with Dwight W. Severs, Secretary of the Company, are all the executive officers of the Company. Information concerning the executive officers (other than Messrs. Freeman and Jones) is set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1999. Mr. Freeman, 53, has been President of the Company's mining subsidiaries since 1988. Mr. Jones, 52, has served as President of the Company's electrical construction subsidiary since September 1995. Mr. Jones had been Vice President of the Company's electrical construction subsidiaries since 1981. Mr. John Sottile 52, has served as Chairman of the Board of Directors and Chairman of the Board of the Company's subsidiaries since May 1998.


                         STOCK OPTION GRANTS IN 1999

     The following table summarizes stock option grants during 1999 with respect to the named executive officers listed in the Summary Compensation Table.

                           Number of     Percentage
                          Securities      of Total
                          Underlying      Options
                           Options        Granted    Exercise or    Expiration
           Name            Granted        in 1999     Base Price       Date
                            (#)(1)          (%)          ($)

     John H. Sottile        375,000         38           .22         03/08/09

     Robert L. Jones        125,000         13           .22         03/08/09

     Patrick S. Freeman     125,000         13           .22         03/08/09

     Stephen R. Wherry      125,000         13           .22         03/08/09
     ___________________
     (1) All options awards were made pursuant to The Goldfield Corporation
         1998 Executive Long-term Incentive Plan.  A committee of the Board of Directors administers this plan.  The committee determines the employees to receive awards, the size, type, terms and conditions of the awards.  All options shown in the table have exercise prices equal to the fair market value on date of grant, vest over three years (one-third per year) and have a term of ten years.
         All listed options were awarded on March 9, 1999.  In the event of a change in control, except as otherwise determined by the Board prior to the occurrence of such change in control, all options shall be fully exercisable and vested.


             OPTION EXERCISES IN 1999 AND YEAR-END OPTION VALUE

     The following table shows the number and value of stock options (exercised and unexercised) for the named executive officers during 1999. Value is calculated using the difference between the option exercise price and $0.375 (1999 year-end stock price) multiplied by the number of shares underlying the options.

           Shares             Number of Securities      Value of Unexercised
          Acquired           Underlying Unexercised     In-the-money Options
            on      Value    Options at End of 1999       at End of 1999
   Name   Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
            (#)      ($)        (#)         (#)            ($)        ($)

 John H.
   Sottile  --         --        --        375,000           --       58,594

 Robert L.
  Jones     --         --        --        125,000           --       19,531

 Patrick S.
  Freeman   --         --        --        125,000           --       19,531

 Stephen R.
  Wherry    --         --        --        125,000           --       19,531

     On January 15, 1985, the Company entered into an employment agreement with John H. Sottile. Such agreement, as amended on February 25, 1986, September 23, 1988, February 27, 1990, January 29, 1992, September 15, 1995 and September 20, 1999, expires on December 31, 2009 and currently entitles him to be paid $200,000 per year, subject to future annual increases, if any, in the Consumer Price Index ("CPI"). As a result of increases in the CPI since 1985, such contract would currently entitle Mr. Sottile to a salary of $319,556. If his employment is terminated (which will be deemed to have occurred if he is relocated), he is entitled to receive, within ten days of such notice of termination, an amount equal to the full cash salary that he would have received in the absence of such termination from the date of such termination through December 31, 2009. In the event of permanent disability or death, he or his estate will be entitled to his salary through the end of the month of his permanent disability or death and for one year thereafter. In addition, on January 1, 1986, a subsidiary of the Company entered into an employment agreement with Mr. Sottile. Such agreement, as amended on September 13, 1988, January 29, 1992, September 11, 1995 and September 20, 1999, provides for continuous employment until December 31, 2009 and thereafter from year to year until terminated and entitles him to be paid $50,000 per year. If his employment is terminated without cause (which will be deemed to have occurred if he is relocated), he is entitled to receive his full cash salary from the date of such termination through December 31, 2009. In the event of permanent disability or death, he or his estate will be entitled to his salary for one year.

     Employee Benefit Agreements
     Beginning in 1989, the Company entered into employee benefit agreements with Messrs. Sottile, Freeman, Jones and Wherry in addition to certain other employees of the Company and its subsidiaries. Under the terms of the agreements, the Company buys life insurance policies that build cash surrender value while also providing life insurance benefits for the employee. The Company is entitled to a refund of all previously paid premiums or the cash surrender value of the policy, whichever is lower, if the agreement is terminated prior to the employee attaining the age of 65. After an employee reaches age 65, the Company is entitled to a refund of all previously paid premiums in ten annual installments. In the event of death, the Company will immediately be entitled to a refund of all previously paid premiums. The Company may terminate the agreements at any time by giving written notice to the employee.

     Related Transactions
     During fiscal 1997 the Company's electrical construction subsidiary loaned to Robert L. Jones, its President, $63,000, repayable in three annual installments of $21,000, commencing March 31, 1998.
     The loan beared interest at the rate of 7.5% and was secured by a second mortgage on his personal residence. In March 1998, Mr. Jones reduced the principle by $36,318 which payment represented the required annual payment plus prepayment of $15,318. The remaining balance of this note was paid in full during March 1999.


                               OTHER MATTERS

     Management does not intend to present any other business at the meeting nor is it aware that any stockholder intends to do so. If, however, any matters are properly brought before the meeting, persons named in the accompanying proxy will vote thereon in accordance with their best judgment.


                        2001 STOCKHOLDER PROPOSALS

     Stockholder proposals to be presented at the 2001 Annual Meeting must be received by the Company no later than December 22, 2000 to be considered for inclusion in the Proxy Statement and Proxy for such meeting.



                                       By Order of the Board of Directors
                                       Dwight W. Severs
                                       Secretary

     Dated: April 20, 2000


                                 *   *   *


     The Annual Report to Stockholders for the year ended December 31, 1999, which includes financial statements, is being mailed concurrently to stockholders. The Annual Report does not form any part of the material for the solicitation of proxies.

     A copy of the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1999 filed with the Securities and Exchange Commission is available without charge to those stockholders who would like more detailed information concerning the Company. If you would like a copy of the Form 10-K, please write to: The Goldfield Corporation, Suite 500, 100 Rialto Place, Melbourne, Florida 32901.

     In addition, financial reports and recent filings with the Securities and Exchange Commission, including Form 10-K, are available on the Internet at http://www.sec.gov. Company information is also available on the Internet at http://www.goldfieldcorp.com.


                        THE GOLDFIELD CORPORATION

                                  PROXY

         Annual Meeting of Stockholders to be held on May 23, 2000

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints John H. Sottile and Dwight W. Severs, and each of them, jointly and severally, proxies, with full power of substitution, to vote with the same force and effect as the undersigned at the Annual Meeting of Stockholders of The Goldfield Corporation to be held at the Hilton Melbourne Airport, 200 Rialto Place, Venezia Room, Melbourne, Florida 32901 on May 23, 2000 at 9:00 a.m., and at any adjournment thereof, upon the matters set forth on the reverse side hereof and upon such other matters as may properly come before the meeting, all in accordance with notice and accompanying proxy statement for said meeting, receipt of which is acknowledged.

         This proxy will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of directors; FOR the appointment of KPMG LLP as independent certified public accountants; and to grant authority to vote on such other matters as may come before the meeting.


               Continued and to be signed on the reverse side.



                       Please date, sign and mail your
                     proxy card back as soon as possible.

                       Annual Meeting of Stockholders
                         THE GOLDFIELD CORPORATION

                               May 23, 2000



     A   X   Please mark your votes as in this example.

     The Board of Directors recommends a vote "FOR" the election of all the nominees as directors.

                         FOR   WITHHELD
     1. Election of                          Nominees:
        Directors.      /   /    /   /           Harvey C. Eads, Jr.
     For, except vote withheld from the          John P. Fazzini
     following nominees(s):                      Danforth E. Leitner
     /             /                             Dwight W. Severs
                                                 John H. Sottile

     The Board of Directors recommends a vote "FOR" the approval of the auditors.

                                                FOR   AGAINST  ABSTAIN
     2. RATIFY SELECTION OF KPMG LLP AS
        INDEPENDENT CERTIFIED PUBLIC
        ACCOUNTANTS OF THE COMPANY FOR
        THE FISCAL YEAR ENDING
        DECEMBER 31, 2000                       / /     / /      / /

     3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

     THIS PROXY WILL BE VOTED AS DIRECTED HEREIN, OR IF RETURNED EXECUTED WITH NO DIRECTION GIVEN, WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES AS DIRECTORS, AND FOR RATIFICATION OF KPMG LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS; AND TO GRANT AUTHORITY TO VOTE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

     PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


     SIGNATURE(S) /                               /   DATE /         /
     NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.